Stockholders' equity	12 Months Ended
Dec. 31, 2019
Stockholders' equity [Abstract]
Stockholders' equity
17	Stockholders’ equity

Capital stock
As of December 31, 2019 and 2018, the Company’s capital stock is comprised of 102,182,841 shares outstanding, registered, without par value, and with voting rights, which may be held by Mexican nationals, investors, or companies that include in their bylaws the exclusion of foreigners clause. Foreigners may acquire economic rights in the Company’s common shares through ordinary participation certificates (‘CPOs’), with each CPO corresponding to one common share.

In the United States, the Company’s ADSs, each representing five CPOs, trade on the OTC market under the symbol GTMAY. The underlying TMM common shares for the ADSs are traded on the Mexican Stock Exchange under the listing code TMM A.

Net tax profit account (CUFIN)
As of December 31, 2019 and 2018, the restated balance of the Net Taxable Income Account (CUFIN for its acronym in Spanish) of the Parent Company amounts to $3,613,359 and $3,514,258, respectively, which was generated up to December 31, 2013. No new balances have been generated in this account thereafter.

Dividends or earnings distributed to stockholders that are paid out of the CUFIN balance generated up to December 31, 2014 will not be subject to income tax until that balance is exhausted.

Dividends not drawn from the CUFIN, in addition to the above, will continue to be subject to income tax, paid by the entity, based on the general rate set by law, which is definitive and may be credited against the income tax for this and the next two years. The balance in these accounts is susceptible to adjustment to the distribution date using the Mexican Consumers’ Price Index (INPC).

Capital decreases
As of December 31, 2019 and 2018, the current balance in the Capital Contribution Account (CUCA for its acronym in Spanish) is $4,720,020 and $4,590,566, respectively. In the event of capital reimbursement or decreases in favor of stockholders, the surplus for said reimbursement on this amount will be treated as a distributed earning.

In the event the equity capital exceeds the balance in the CUCA, the difference will be considered a dividend or distributed earning subject to the payment of income tax. If the earnings in reference come from the CUFIN, there will be no corporate tax due for the capital decrease or reimbursement. Otherwise, these will be treated as dividends or distributed earnings.

Other components of equity
Details of other components of equity as of December 31, 2019 and 2018, as follows:

	Statutory reserve	Defined benefit plan	Premium on convertible obligations	Translation result	Revaluation surplus		Total
Balance as of December 31, 2017	$216,948	$(136,218)	$77,106	$(247,668)	$939,298		$849,466

Revaluation of assets	-	-	-	-	(161,411)		(161,411)
Defined benefit plan	-	15,430	-	-	-		15,430
Reclassification from disposal of properties and depreciation	-	-	-	-	(40,335)	(a)	(40,335)
Total before taxes	-	15,430	-	-	(201,746)		(186,316)

Tax expense	-	(4,629)	-	-	48,423		43,794
Total net of taxes	-	10,801	-	-	(153,323)		(142,522)
Balance as of December 31, 2018	$216,948	$(125,417)	$77,106	$(247,668)	$785,975		$706,944

	Statutory reserve	Defined benefit plan	Premium on convertible obligations	Translation result	Revaluation surplus		Total
Revaluation of assets	$-	$-	$-	$-	$379,420		$379,420
Defined benefit plan	-	2,354	-	-	-		2,354
Reclassification from disposal of properties and depreciation		-			(202,228)	(a)	(202,228)
Total before taxes	-	2,354	-	-	177,192		179,546

Tax expense	-	(706)	-	-	(113,826)		(114,532)
Total net of taxes	-	1,648	-	-	63,366		65,014
Balance as of December 31, 2019	$216,948	$(123,769)	$77,106	$(247,668)	$849,341		$771,958

(a)
It corresponds to the reclassification of the revaluation surplus to accumulated losses from the sale of properties and disposals of vessels, as well as the depreciation for the period of revaluation of properties and vessels.